                                                                     EXHIBIT 21


                    TEXAS UTILITIES COMPANY d/b/a TXU CORP
                             SUBSIDIARY HIERARCHY
                                March 16, 2000

                                                              State or Country
                                                              of Incorporation
TEXAS UTILITIES COMPANY d/b/a TXU Corp                             Texas
  TXU Capital I                                                   Delaware
  TXU Electric Company                                             Texas
     TXU Electric Capital I                                       Delaware
     TXU Electric Capital II                                      Delaware
     TXU Electric Capital III                                     Delaware
     TXU Electric Capital IV                                      Delaware
     TXU Electric Capital V                                       Delaware
  TXU Energy Industries Company                                    Texas
     TXU SESCO Company                                             Texas
     TXU Fuel Company                                              Texas
     TXU Mining Company                                            Texas
     TXU Communications Company                                    Texas
       TXU Communications Services Company                         Texas
       TXU Communications Telecom Services Company                 Texas
       TXU Communications Telephone Company                        Texas
       TXU Communications Transport Company                        Texas
          East Texas Fiber Line Incorporated (1)                   Texas
     TXU Energy Services Company                                   Texas
       TXU Chilled Water Solutions Company                         Texas
       TXU SEM Company                                             Texas
     TXU Business Services Company                                 Texas
     TXU Properties Company                                        Texas
     TXU Communications Holdings Company                          Delaware
        Communications License Holdings I, Inc.                    Texas
     Basic Resources Inc.                                          Texas
     Chaco Energy Company                                        New Mexico
     TXU Development Company                                       Texas
       EDC Catskill Cogeneration, Inc.                            Delaware
       EDC Four Inc. (2)                                          Delaware
       EDC Northwest Cogeneration, Inc.                           Delaware
       EDC Palakkad Power Ltd.                                 Cayman Islands
          Enserch Power One Private Limited (3)                   Mauritius
       Enserch Power Two Private Limited (3)                      Mauritius
       EDC Power Marketing, Inc.                                   Texas
       EDC Shaoxing Power Ltd.                                 Cayman Islands
          Zhejiang Yong-Ke Thermal Power
            Corporation, Ltd. (4)                                  China
       EIL India, L.L.C. (5)                                       Texas
          Enserch India Private Limited (6)                        India
       Ensat Northwest Cogeneration Company (7)                    Texas
          Electron Fees, Inc.                                      Texas
       Enserch Development Corporation Hamakua, Inc.               Texas
       Enserch Development Corporation Hawaii, Inc.                Texas

       Enserch International Ltd.                              Cayman Islands
          Enserch International Meishan Ltd.                   Cayman Islands
          Enserch International Shenmu Ltd.                    Cayman Islands
     National Pipeline Company                                     Texas
       Enserch de Mexico S.A. de C.V. (8)                          Mexico
          Enserch de Monterrey S. A. de C. V. (9)                  Mexico
            Compania Mexicana de Gas S.A. de C.V. (10)             Mexico
               Gas Automotores, S.A. de C.V. (11)                  Mexico
               Gas Natural de Apodaca, S.A. de C.V. (11)           Mexico
               Gas Natural de Santa Cantarina, S.A.
                 de C.V. (11)                                      Mexico
     TXU International Services Company                            Texas

  TXU Gas Company                                                  Texas
     TXU Gas Distribution Company (an unincorporated
       division)
     TXU Lone Star Energy (an unincorporated division)
     TXU Lone Star Pipeline (an unincorporated division)
     TXU Processing Company                                       Delaware
     TXU Energy Trading Company                                    Texas
       Enserch Energy Services (Canada), Inc.                      Texas
       TXU Energy Trading (California) Company                     Texas
       TXU Energy Trading Canada Limited                          Alberta
       Energetica de Mexcio, S.A. de C.V. (12)                     Mexico
       Servicios de Energetica de Mexico, S.A. de C.V. (12)        Mexico
     ENS Holdings I, Inc.                                          Texas
     ENS Holdings II, Inc.                                         Texas
     TXU Vermont Insurance Company                                Vermont
     ENSERCH E&C Holdings, Inc.                                    Nevada
       ENS Equipment Corporation                                  Delaware
       ENSERCH E&C, Inc.                                           Nevada
          ENS U.K. Limited (13)                                United Kingdom
            ENS Limited (13)                                   United Kingdom
            Process Engineering International Ltd. (13)        United Kingdom
          Ebasco Cayman Limited                                Cayman Islands
          Ebasco Energy A. G.                                   Switzerland
       Ebasco Services of Canada Limited                           Canada
       Engineering International Liquidating Company, Inc.       California
     TXU Gas Capital I                                            Delaware
     Enserch Finance II, Inc.                                      Texas
     Enserch Finance N.V.                                   Netherlands Antilles
     TXU Gas Transmission Company                                  Texas
     Enserch House, Inc.                                           Texas
     Enserch International Investments Limited                    Delaware
       Humphreys and Glasgow Limited                           United Kingdom
     TXU Receivables Company                                      Delaware
     Fleet Star of Texas, L.C. (14)                                Texas
     LS Energy, Inc.                                               Texas
     Lone Star Energy Services, Inc.                               Texas
     Lone Star Gas Company of Texas, Inc.                          Texas
     TRANSTAR Technologies L.C.                                    Texas

TXU Finance (No. 2) Holdings, Inc.                                Delaware
TXU United Kingdom Holdings Company                               Delaware
  TXU Finance (No. 1) Holdings Company                            Delaware
  Lone Star Gas International, Inc.                                Texas
     Lone Star Gas Chile S.A. de C.V.                         Republic of Chile
     Servicio de Energia de Mexico, S.A. de C.V. (15)              Mexico
        Comercializadora Metrogas, S.A. de C.V. (16)               Mexico
        Administradora de Servicios de Energia de
           Mexico, S.A. de C.V.                                    Mexico
     TXU International Holdings Limited (17)                   United Kingdom
       TXU Finance (No. 3) Limited                             United Kingdom
       TXU Europe Limited                                      United Kingdom
          TXU Eastern Finance (A) Limited                      United Kingdom
          TXU Eastern Finance (B) Limited                      United Kingdom
            TXU Eastern Funding Company (18)                   United Kingdom
          TXU Finance (No. 2) Limited (19)                     United Kingdom
            TXU Europe (Spanish Holdings) Limited              United Kingdom
               TXU Europe (Espana) S.L.                            Spain
            TXU Acquisitions Limited                           United Kingdom
               The Energy Group Limited                        United Kingdom
                  TXU Europe Group plc                         United Kingdom
                    Aspclear Limited                           United Kingdom
                    Eastern Group Share Scheme
                      Trustees Limited                         United Kingdom
                    F.W. Cook (Mechanical Services) Limited    United Kingdom
                    Offshore Oil and Gas Development
                      Company Limited                          United Kingdom
                    Star Security (U.K.) Limited               United Kingdom
                    Eastern Group Insurance Services Limited     Isle of Man
                    Eastern Corporate Insurance Limited          Isle of Man
                    TXU Europe Power Limited                   United Kingdom
                       Anglian Power Generators Limited        United Kingdom
                       Eastern Generation CHP Limited          United Kingdom
                       Citigen (London) Limited                United Kingdom
                       Drakmarn Staff Limited                  United Kingdom
                       Eastern Generation Services Limited     United Kingdom
                       Eastern Generation Research Limited     United Kingdom
                       Eastern Merchant Generation Limited     United Kingdom
                       Eastern Merchant Properties Limited     United Kingdom
                       Peterborough Power Limited              United Kingdom
                       Shotton Combined Heat and
                         Power Limited                         United Kingdom
                       Barking Power Limited (20)              United Kingdom
                       Eastern Renewable Generation Limited    United Kingdom
                       Eastern Gas Generation Maintenance
                         Limited                               United Kingdom
                       Nedalo B.V.                              Netherlands
                         Nedalo (UK) Limited (21)              United Kingdom
                    Eastern Generation Poland Sp. z.o.o.          Poland
                    Eastern Energy Sp. z.o.o.                     Poland
                    Eastern Power Sp. z.o.o.                      Poland
                    Zamosc Energy Company Sp. z o.o. (22)         Poland
                    Compass Energy BV (23)                     The Netherlands

                    Lund Eastern Energi A.B. (24)                 Sweden
                       Nynashamns Energi (25)                     Sweden
                       Kraftringen A.B. (26)                      Sweden
                    Logicalform Limited                        United Kingdom
                    Hidroelectric del Cantabrico (27)              Spain
                       Synergia Trading S.A. (28)                  Spain
                    Eastern Norge Kobbelv A.S.                    Norway
                    Eastern Norge Svartisen A.S.                  Norway
                    Web Energy Limited                           Mauritius
                       Lanco Kondapalli Power Limited (29)         India
                    Web Power Limited                            Mauritius
                    Eastern Electricity plc                    United Kingdom
                    Eastern Energy Limited                     United Kingdom
                    Eastern Group Property Limited             United Kingdom
                    Eastern Group Finance Limited              United Kingdom
                    Eastern Leasing (4) Limited                United Kingdom
                    Eastern Leasing (5) Limited                United Kingdom
                    Eastern Private Network Management
                      Limited                                  United Kingdom
                    TXU Europe Overseas Finance Limited        United Kingdom
                       TXU Czech Investments Limited           United Kingdom
                         Severomoravska Energetika (30)          Czech Rep
                            Union Leasing A.S. (31)              Czech Rep
                            Moravakosiezska Eleklromontaznl      Czech Rep
                            Stredomoravska Eleklromontaznl       Czech Rep
                            Beskydska Energeticka (32)           Czech Rep
                            SINIT (33)                           Czech Rep
                         Terplarney Brno A.S. (34)               Czech Rep
                            Energo Brno s.r.o. (35)              Czech Rep
                            MS Elektro s.r.o. (36)               Czech Rep
                            Stredlsko Likvidsoe Odpadu (37)      Czech Rep
                            Teplene Rozvody s.r.o. (38)          Czech Rep
                    TXU Finland Holdings Limited               United Kingdom
                       Savon Voma Oy (39)                         Finland
                         Salml Volma Oy                           Finland
                         Picksamaen Energia Oy                    Finland
                         Volmatahll                               Finland
                         Kymppiovlma Oy                           Finland
                       TXU Nordic Energy Oy (40)                  Finland
                       Pohjolan Voima Oy (41)                     Finland
                         PVO Hulppuvoima Oy                       Finland
                         PVO Lampovolma Oy                        Finland
                         PVO Veslvolma Oy                         Finland
                         Fingrid Oy                               Finland
                         Mussalon Volma Oy                        Finland
                         Vellslluodon Volma                       Finland
                         Kemljarven Volma Oy                      Finland
                         Oulun Volma Oy                           Finland
                         Teolllsuuden Volma Oy (42)               Finland
                         Oy Alholmes Kraft AB (43)                Finland

                         Vasklluodon Volma Oy (44)                Finland
                         Nokian Lampovolma Oy (45)                Finland
                    Eastern Natural Gas Limited                United Kingdom
                       Eastern Natural Gas (Retail) Limited    United Kingdom
                       E Gas Limited                           United Kingdom
                         Eastern Gas Company Limited           United Kingdom
                    TXU Europe Energy Trading Limited          United Kingdom
                       TXU Europe (Ten) Limited                United Kingdom
                       TXU Europe Natural Gas (Trading)
                         Limited                               United Kingdom
                       TXU Europe Energy Trading B.V.          United Kingdom
                         TXU Europe Energy Trading
                         (UK) Limited                          United Kingdom
                         Eastern Deutschland Gmbh                 Germany
                         TXU Europe Energy Trading
                           (Nederland) BV                       Netherlands
                         Eastern Power and Energy Trading
                           (Poland) Sp. z.o.o                      Poland
                    TXU Europe Upstream Limited                United Kingdom
                       TXU Europe Resources Limited            United Kingdom
                       TXU Europe Hydrocarbons Limited         United Kingdom
                    Capital Electricity Limited                United Kingdom
                    Capital Power Limited                      United Kingdom
                    Dowlais Power Limited                      United Kingdom
                    Eastern Data Collection Services Limited United Kingdom Eastern Distribution Services Limited United Kingdom Eastern Electrical Contracting Limited United Kingdom Eastern Electricity Contracting Limited United Kingdom Eastern Electricity Energy Traders
                      Limited                                  United Kingdom
                    Eastern Electricity Retail Limited         United Kingdom
                    Eastern Energy Brokers Limited             United Kingdom
                    Eastern Energy Management Limited          United Kingdom
                    Eastern Energy Services Limited            United Kingdom
                    Eastern Energy Trading Limited             United Kingdom
                    Eastern Group Property Management
                      Limited                                  United Kingdom
                    Eastern Group Telecom Limited              United Kingdom
                    Eastern IT Services Limited                United Kingdom
                    Eastern (Kobbelv) Limited                  United Kingdom
                    Eastern (Svartisen) Limited                United Kingdom
                    Eastern Leasing (1) Limited                United Kingdom
                    Eastern Leasing (2) Limited                United Kingdom
                    Eastern Leasing (3) Limited                United Kingdom
                    Eastern Limited                            United Kingdom
                    Eastern Marketing Company Limited          United Kingdom
                    Eastern Metering Services Limited          United Kingdom
                    Eastern Metering and Data Collection
                      Limited                                  United Kingdom
                    Eastern Network Management Limited         United Kingdom
                    Eastern PFS 3 Limited                      United Kingdom
                       Eastern PFS 4 Limited                   United Kingdom
                       Eastern PFS 5 Limited                   United Kingdom
                       Eastern PFS 6 Limited                   United Kingdom
                       Eastern Systems and Services Limited    United Kingdom
                       Eastern Twenty Six Limited              United Kingdom

                       Energy Optimisation Limited             United Kingdom
                       Gwynedd Power Limited                   United Kingdom
                       Questra Services Limited                United Kingdom
                       Optima Gas Limited                      United Kingdom
                       Optima Power Limited                    United Kingdom
                       Shield Collection and Recovery
                         Services Limited                      United Kingdom
                       Simple Heat Limited                     United Kingdom
                       The Energy Merchant Limited             United Kingdom
                       Utility Contracting Services Limited United Kingdom Utility Electrical Contracting
                         Services Limited                      United Kingdom
                    Energy Holdings (No. 2) Limited            United Kingdom
                       Anglo-French Exploration
                         Company Limited                       United Kingdom
                       CGF Investments Limited                 United Kingdom
                       Consolidated Gold Fields Limited        United Kingdom
                       Energy Group International
                         Limited (The)                         United Kingdom
                       Exploration Ventures Limited (46)       United Kingdom
                       Exven Limited (47)                      United Kingdom
                       Global Energy Finance LLC                  Delaware
                       Gold Fields Industrial Holdings Limited United Kingdom Gold Fields Mining & Industrial Limited United Kingdom
                       Angbur Investment Trust Limited         United Kingdom
                         Rose, Lloyd & Co. Limited (48)        United Kingdom
                       Mining & Industrial Holdings Limited    United Kingdom
                       Gold Fields Rhodesian Development
                         Company Limited                       United Kingdom
                       Minven Minerals Limited (49)            United Kingdom
                       New Consolidated Gold Fields Limited    United Kingdom
                       Peabody Resources (UK) Limited          United Kingdom
                         Gold Fields Resources Limited (50)    United Kingdom
                         Gold Fields Industrial Limited        United Kingdom
                            C. Tennant Leasing Limited         United Kingdom
                            C. Tennant, Sons & Company Limited United Kingdom
                            Tennant Trading Limited            United Kingdom
                            Tennant Security Limited           United Kingdom
                         Gold Fields Mahd Adh Dhahab Limited   United Kingdom
                       Whitby Potash Limited                   United Kingdom
                    Energy Group Holdings B.V.                   Netherlands
                       Energy Group Overseas B.V.                Netherlands
               Energy Holdings (No. 3) Limited                 United Kingdom
                  Energy Holdings (No. 4) Limited              United Kingdom
                    Energy Nominees Limited                    United Kingdom
                    Energy Resources Limited                   United Kingdom
                       Rollalong (Overseas) Limited            United Kindgom
                  Energy (30) Limited                          United Kingdom
                    Energy Holdings (No. 5) Limited            United Kingdom
                       Energy Group Finance plc                United Kingdom
                       TEG Head Office Limited                 United Kingdom
                       Energy Holdings (No. 1) Limited         United Kingdom
                         Major Insurance Company                  Bermuda
                    Alliedhike Limited                         United Kingdom

                  Energy Trustees Limited                      United Kingdom
       TXU Australia (LP) No. 1 Limited                        United Kingdom
       TXU Australia (LP) No. 2 Limited                        United Kingdom
       TXU Australia Holdings (AGP) Pty. Ltd.                     Australia
          TXU Australia Holdings Limited Partnership (51)         Australia
            TXU Australia Holdings Pty. Ltd.                      Australia
               TXU Australia Pty. Ltd.                            Australia
                  Eastcoast Gas Pty. Ltd. (52)                    Australia
                  Eastern Energy Limited                          Australia
                    TXU (No. 14) Pty. Ltd.                        Australia
                    TXU Networks Pty. Ltd.                        Australia
                  TXU (No. 13) Pty. Ltd.                          Australia
                  Global Customer Solutions Pty. Ltd.             Australia
                    Integrated Process Solutions Pty. Ltd. (53)   Australia
                  TXU Australia (Bairnsdale Power) Pty. Ltd.      Australia
                    Eastcoast Power Pty. Ltd. (54)                Australia
                  TXU Australia Services Pty. Ltd.                Australia
                  TXU (No. 3) Pty. Ltd.                           Australia
                  TXU (No. 4) Pty. Ltd.                           Australia
                  TXU (No. 5) Pty. Ltd.                           Australia
                  TXU (No. 6) Pty. Ltd.                           Australia
                    TXU Australia (Queensland) Pty. Ltd.          Australia
                  TXU (No. 7) Pty. Ltd.                           Australia
                    Western Underground Gas Storage Pty Ltd       Australia
                  TXU (No. 8) Pty. Ltd.                           Australia
                    TXU (No. 9) Pty. Ltd.                         Australia
                       Kinetik Energy Pty. Ltd.                   Australia
                       Westar Pty. Ltd.                           Australia
                         Gasmart (Vic) Pty. Ltd. (55)             Australia
                  TXU (No. 12) Pty. Ltd.                          Australia



___________________________
(1)  67% owned by TXU Communications Transport Company.
(2)  50% owned by TXU Development Company.
(3) 99% owned by EDC Palakkad Power Ltd. and 1% owned by Enserch International Ltd.
(4)  70% owned by EDC Shaoxing Power Ltd.
(5)  40% owned by TXU Development Company.
(6)  99% owned by EIL India, L.L.C.
(7)  51% owned by Electron 4/NW, Inc. and 49% owned by TXU Development Company.
(8) 99% owned by National Pipeline Company and 1% owned by TXU Development Company.
(9) 99.99% owned by Enserch de Mexico S.A. de C.V. and .01% owned by TXU Development Company.
(10) 60% owned by Enserch de Monterrey S.A. de C.V.
(11) 99% owned by Compania Mexicana de Gas S.A. de C.V.
(12) Joint venture with Gas de France ("GDF"). In order for GDF to consolidate its Mexico entities for tax purposes, GDF owns one more share than TXU Energy Trading Company ("Trading") in each of the companies. The result is they own 50% plus a small fraction of a percent more than Trading.

(13) 99% owned by parent.
(14) 50% owned by TXU Gas Company.
(15) 70% owned by Lone Star Gas International, Inc.
(16) 99.99% owned by Servicio de Energia de Mexico, S.A. de C.V. and 0.01% owned by Lone Star Gas International, Inc.
(17) 85% owned by TU United Kingdom Holdings, Inc. and 15% owned by TXU Finance (No. 1) Holdings Company.
(18) 50% owned by TXU Eastern Finance (A) Limited and 50% owned by TXU Eastern Finance (B) Limited.
(19) 90% owned by TXU Europe Limited and 10% owned by TXU Finance (No. 2) Holdings Company.
(20) 13.5% owned by TXU Europe Power Limited.
(21) 75% owned by TXU Europe Power Limited and 25% owned by Nedalo B.V.
(22) 49% owned by TXU Europe Group plc.
(23) 50% owned by TXU Europe Group plc.
(24) 50% owned by TXU Europe Group plc.
(25) 67% owned by Lund Eastern Energi A.B.
(26) 25% owned by Lund Eastern Energi A.B.
(27) .8% owned by Logicalform Limited and 4.2% owned by TXU Europe Group plc.
(28) 50% owned by TXU Europe Group plc. and 50% owned by Hidroelectrica del Cantabrico, S.A.
(29) 30% owned by Web Energy Limited
(30) 21.9% owned by TXU Czech Investments Limited
(31) 33.3% owned by Severomoravska Energetika
(32) 50% owned by Severomoravska Energetika
(33) 64% owned by Severomoravska Energetika
(34) 83.9% owned by TXU Czech Investments Limited
(35) 25% owned by Terplarney Brno A.S.
(36) 34% owned by Terplarney Brno A.S.
(37) 45% owned by Terplarney Brno A.S.
(38) 29% owned by Terplarney Brno A.S.
(39) 39.87% owned by TXU Finland Holdings Limited
(40) 81% owned by Logicalform Limited
(41) 60.2% owned by TXU Nordic Energy Oy
(42) 56.8% owned by Ponjolan Vojma Oy
(43) 22% owned by Ponjolan Vojma Oy
(44) 50% owned by Ponjolan Vojma Oy
(45) 80.1% owned by Ponjolan Voyma Oy
(46) 50% owned by Energy Holdings (No. 2) Limited
(47) 70% owned by Energy Holdings (No. 2) Limited.
(48) 50% owned by Angbur Investment Trust Limited and 50% owned by Gold Fields Mining & Industrial Limited.
(49) 30% owned by Energy Holdings (No. 2) Limited.
(50) 80% owned by Energy Holdings (No. 2) Limited and 20% owned by Peabody Resources (UK) Limited.
(51) .05% owned by TXU Australia Holdings (AGP) Pty. Ltd., 49.75% owned by TXU Australia (LP) No. 2 Limited, and 49.75% owned by TXU Australia (LP) No. 1 Limited.
(52) 50% owned by TXU Australia Pty. Ltd.
(53) 16.95% owned by Global Customer Solutions Pty. Ltd.
(54) 26% owned by TXU Australia (Bairnsdale Power) Pty. Ltd.
(55) 33% owned by Westar Pty. Ltd.

Except as noted above, the voting stock of each subsidiary company and their subsidiaries and affiliates is wholly owned (100%) by its parent or a wholly-owned affiliate.



                                  Affiliates

                                                              State or County
                                                              of Incorporation
                                                              or Organization

American Gas Finance Company, L.L.C. (1)                           Texas
Enserch SACROC Inc. (2)                                            Texas
ENS Holdings Limited Partnership (3 )                              Texas
FinaStar Partnership (4)                                           Texas
Lavair Cogeneration Limited Partnership (5)                       Delaware
Gulf Coast Natural Gas Company (6)                                 Texas
Encogen Hawaii, L.P. (7)                                           Hawaii
Encogen Northwest L.P. (8)                                        Delaware
Encogen Four Partners L.P. (9)                                    Delaware
GTE Mobilnet of South Texas, L.P. (10)                             Texas
GTE Mobilnet of Texas RSA #11, L.P. (11)                           Texas
GTE Mobilnet of Texas RSA #17, L.P. (12)                           Texas
Texas RSA #11B Limited Partnership (13)                            Texas
ICMC Power Consortium, Inc. (14)                                  New York
ESN Holdings Limited (15)                                      United Kingdom
Electralink Limited (16)                                       United Kingdom
Non-Fossil Purchasing Agency Limited (17)                      United Kingdom
Electricity Association Limited (18)                           United Kingdom
Electricity Pension Trustees Limited (19)                      United Kingdom
UK Data Collection Services Limited (20)                       United Kingdom
Barking Power Limited  (21)                                    United Kingdom
Severomoravska Energetika (22)                                 Czech Republic
Hidroelectrica del Cantabrico, S.A. (23)                           Spain
Gasmart (24)                                                     Australia



________________________
(1)  5.27% owned by Lone Star Energy Services, Inc.
(2) 99.65% owned by Enserch Finance II, Inc. and 0.35% owned by ENS Holdings Limited Partnership.
(3) Limited Partnership: ENS Holdings II, Inc. (99%) and ENS Holdings I, Inc. (1%).
(4)  General Partnership: TXU Gas Company (50%).
(5) Limited Partnership EDC Catskill Cogeneration, Inc. (56.67%) and TXU Gas Company (43.33%).
(6)  General partnership: General Partner, TXU Gas Transmission Company (50%).
(7)  Limited Partnership:  TXU Development Company (50%).

(8) Limited Partnership: Ensat Northwest Cogeneration Company (99%) and EDC Northwest Cogeneration, Inc. (1%).
(9)  Limited Partnership:  EDC Four, Inc. (1%).
(10) Limited Partnership:  TXU Communications Transport Company (2.34%).
(11) Limited Partnership: TXU Communications Transport Company (18%).
(12) Limited Partnership: TXU Communications Transport Company (17%).
(13) Limited Partnership: TXU Communications Transport Company (18%).
(14) 12.93% owned by TXU Development Company.
(15) 6.97% owned by Eastern Electricity plc.
(16) 9.77% owned by Eastern Electricity plc.
(17) 8.3% owned by Eastern Electricity plc.
(18) 3.88% owned by Eastern Electricity plc.
(19) 5.99% owned by Eastern Electricity plc.
(20) 7.8% owned by Eastern Electricity plc.
(21) 13.5% owned by Eastern Generation Limited.
(22) 16.3% owned by Eastern Group European Investments Limited.
(23) 5% owned by Eastern Group plc.
(24) 33% owned by Westar Pty Ltd.